UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

Graphite Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40532	84-4867570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard Suite 120 South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 484-0886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GRPH	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On November 14, 2023, Graphite Bio, Inc., a Delaware corporation (“Graphite”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and between Graphite, Generate Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Graphite (“Merger Sub”), and Lenz Therapeutics, Inc., a Delaware corporation (“LENZ”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into LENZ (the “Merger”), with LENZ continuing as a wholly owned subsidiary of Graphite and the surviving corporation of the merger. The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) each then-outstanding share of LENZ’s common stock, par value $0.001 per share (“LENZ Common Stock”) will be converted into the right to receive a number of shares of Graphite’s common stock, par value $0.00001 per share (“Graphite Common Stock”), based on a ratio calculated in accordance with the Merger Agreement (the “Exchange Ratio”) and (b) each then-outstanding share of LENZ’s preferred stock, par value $0.001 per share (“LENZ Preferred Stock”) will be converted into the right to receive a number of shares of Graphite Common Stock equal to the Exchange Ratio multiplied by the aggregate number of LENZ Common Stock into which each share of LENZ Preferred Stock is then convertible, (c) each then-outstanding option to purchase LENZ Common Stock will be assumed by Graphite, subject to adjustment as set forth in the Merger Agreement and (d) each then-outstanding warrant to purchase shares of LENZ Common Stock or LENZ Preferred Stock will be converted into a warrant to purchase shares of Graphite Common Stock, subject to adjustment as set forth in the Merger Agreement.

Under the Exchange Ratio formula in the Merger Agreement, upon the closing of the Merger (the “Closing”), on a pro forma basis and based upon the number of shares of Graphite Common Stock expected to be issued in the Merger, pre-Merger LENZ stockholders will own approximately 65% of the combined company, pre-Merger Graphite stockholders will own approximately 35% of the combined company on a fully-diluted basis (prior to giving effect to the Concurrent PIPE Investment described below and excluding any shares reserved for future grants under the 2023 Equity Incentive Plan and the 2023 ESPP, each as defined in the Merger Agreement). Under certain circumstances further described in the Merger Agreement, the ownership percentages may be adjusted upward or downward based on the level of Graphite’s net cash at the Closing.

The Exchange Ratio assumes (i) a valuation for Graphite of $126.5 million, which is subject to adjustment to the extent that Graphite’s net cash at Closing is less or greater than $175 million by $1 million, as further described in the Merger Agreement, and before giving effect to the Cash Dividend (as described below), and (ii) a valuation for LENZ of $231.6 million. The Exchange Ratio is also based on the relative capitalization of each of Graphite and LENZ, for which, for the purposes of calculating the Exchange Ratio, the shares of Graphite Common Stock underlying Graphite stock options outstanding immediately prior to the Effective Time with an exercise price per share of less than or equal to $3.00 will be deemed outstanding, and all shares of LENZ Common Stock underlying outstanding LENZ stock options, warrants, and other derivative securities will be deemed outstanding.

The unexercised and outstanding Graphite stock options with an exercise price per share of equal to or greater than $3.00 (prior to giving effect to the Cash Dividend and Nasdaq Reverse Stock Split (as defined in the Merger Agreement)), will accelerate in full as of immediately prior to the Effective Time and each such stock option not exercised as of immediately prior to the Effective Time shall be cancelled at the Effective Time for no consideration. All Graphite stock options with an exercise price per share of less than $3.00 will continue to be subject to the same terms and conditions after the Effective Time as were applicable to such stock option as of immediately prior to the Effective Time.

In addition, in connection with the Closing, Graphite expects to declare a cash dividend to the pre-Merger Graphite stockholders of $60 million in the aggregate (the “Cash Dividend”), provided such amount is subject to adjustment as set forth in the Merger Agreement.

In connection with the Merger, Graphite will seek the approval of its stockholders to, among other things, (a) issue the shares of Graphite Common Stock issuable in connection with the Merger and the Concurrent PIPE Investment described below pursuant to the rules of The Nasdaq Stock Market LLC (“Nasdaq”), (b) adopt the 2023 Equity Incentive Plan and the 2023 ESPP (as each is defined in the Merger Agreement), and (c) amend its amended and restated certificate of incorporation to change Graphite’s name to “LENZ Therapeutics, Inc.” and effect a reverse stock split of Graphite Common Stock, at a reverse stock split ratio to be mutually agreed to by Graphite and LENZ (the “Graphite Voting Proposals”).

Each of Graphite and LENZ has agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants relating to (1) obtaining the requisite approval of their respective stockholders, (2) non-solicitation of alternative acquisition proposals, (3) the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the Closing, (4) Graphite using commercially reasonable efforts to maintain the existing listing of the Graphite

Common Stock on Nasdaq and cause the shares of Graphite Common Stock to be issued in connection with the Merger to be approved for listing on Nasdaq prior to the Closing and (5) Graphite filing with the U.S. Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement on Form S-4 to register the shares of Graphite Common Stock to be issued in connection with the Merger (the “Registration Statement”).

Consummation of the Merger is subject to certain closing conditions, including, among other things, (1) approval by Graphite stockholders of the Graphite Voting Proposals, (2) approval by the requisite LENZ stockholders of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, (3) the waiting period under the U.S. Hart Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or been terminated, (4) Nasdaq’s approval of the listing of the shares of Graphite Common Stock to be issued in connection with the Merger, (5) the effectiveness of the Registration Statement, (6) an executed Subscription Agreement for the Concurrent PIPE Investment (or other Permitted Financing, as defined in the Merger Agreement) in full force and effect evidencing cash proceeds of not less than $50 million to be received by the combined company immediately prior to or following the Closing, (7) the filing of Graphite’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and (8) Graphite’s net cash at Closing, following deduction of the Cash Dividend, being no less than $115,000,000. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party, subject to the applicable materiality standard, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the Closing.

The Merger Agreement contains certain termination rights of each of Graphite and LENZ. Upon termination of the Merger Agreement under specified circumstances, Graphite may be required to pay LENZ a termination fee of $7,500,000, and in certain other circumstances, LENZ may be required to pay Graphite a termination fee of $7,500,000.

At the Effective Time, the board of directors of Graphite is expected to consist of seven members, five of whom will be designated by LENZ and two of whom will be designated by Graphite.

Support Agreements and Lock-Up Agreements

Concurrently and in connection with the execution of the Merger Agreement, (i) certain stockholders of LENZ (solely in their respective capacities as LENZ stockholders) holding approximately 70% of the outstanding shares of LENZ capital stock have entered into support agreements with Graphite and LENZ to vote all of their shares of LENZ capital stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby (the “LENZ Support Agreements”) and (ii) certain stockholders of Graphite holding approximately 52% of the outstanding shares of Graphite Common Stock have entered into support agreements with Graphite and LENZ to vote all of their shares of Graphite Common Stock in favor of the Graphite Stockholder Proposals; provided, that in the event of a Parent Board Adverse Recommendation Change (as defined in the Merger Agreement), then the aggregate number of Covered Shares (as defined in the Graphite Support Agreement) will automatically be reduced on a pro rata basis so that the Covered Shares shall collectively only constitute the greater of (a) 20% of the outstanding shares of Graphite Common Stock or (b) 30% of the votes cast in support of the Graphite Stockholder Proposals (the “Graphite Support Agreements,” and, together with the LENZ Support Agreements, the “Support Agreements”).

Concurrently and in connection with the execution of the Merger Agreement, certain executive officers, directors and stockholders of Graphite and LENZ have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which, and subject to specified exceptions, they have agreed not to transfer their shares of Graphite Common Stock for the 90-day period following the Closing.

The preceding summaries of the Merger Agreement, the Support Agreements and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the form of Graphite Support Agreement, the form of LENZ Support Agreement, and the form of Lock-Up Agreement, which are filed as Exhibits 2.1, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Graphite or LENZ or to modify or supplement any factual disclosures about Graphite in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Graphite, LENZ, and Merger Sub made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Graphite, LENZ or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be modified in important part by the underlying disclosure schedules which are not filed publicly, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Private Placement and Subscription Agreement

On November 14, 2023, Graphite entered into a Subscription Agreement (the “Subscription Agreement”) with certain existing LENZ stockholders and new investors (the “PIPE Investors”).

Pursuant to the Subscription Agreement, and subject to the terms and conditions of such agreements, Graphite agreed to sell, and the PIPE Investors agreed to purchase, shares of Graphite Common Stock for an aggregate purchase price of $53.5 million (collectively, the “Concurrent PIPE Investment”). The Subscription Agreement provides that the Concurrent PIPE Investment amount (i) must be a minimum of $50 million and (ii) may be increased to up to $125 million through additional subscriptions under the Subscription Agreement from additional PIPE Investors.

The Concurrent PIPE Investment is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The PIPE Investors have acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

At the closing of the Concurrent PIPE Investment, in connection with the Subscription Agreement, Graphite has agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the PIPE Investors and certain other stockholders of Graphite and LENZ. Pursuant to the Registration Rights Agreement, Graphite will prepare and file a resale registration statement with the SEC within 10 calendar days following the closing of the Concurrent PIPE Investment. Graphite will use commercially reasonable efforts to cause this registration statement to be declared effective by the SEC within 60 calendar days of the closing of the Concurrent PIPE Investment (or within 90 calendar days if the SEC reviews the registration statement or by such deadline as otherwise provided in the Registration Rights Agreement based on certain conditions addressed therein).

Graphite will also agree to, among other things, indemnify the PIPE Investors, their officers, directors, members, employees and agents, successors and assigns under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incidents to Graphite’s obligations under the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is provided as Exhibit B to the Subscription Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares to be issued by Graphite in the Concurrent PIPE Investment will be issued in private placements exempt from registration under Section 4(a)(2) of the Securities Act, and/or Regulation D promulgated thereunder, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met.

Item 5.01.	Changes in Control of Registrant.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 15, 2023, Graphite and LENZ issued a joint press release announcing the execution of the Merger Agreement and the Subscription Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference is the investor presentation that will be used by Graphite and LENZ in connection with the Merger, including during the webcast described below.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed merger by and between Graphite and LENZ; the combined company’s listing on Nasdaq after the closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of the Closing; the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of a concurrent private financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; each company’s and the combined company’s expected cash position at the Closing and cash runway of the combined company following the Merger and private financing; the future operations of the combined company, including commercialization activities, timing of launch, buildout of commercial infrastructure; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company, including expectations around market exclusivity and IP protection; the location of the combined company’s corporate headquarters; anticipated clinical drug development activities and related timelines, including the expected timing for announcement of data and other clinical results and potential submission of a New Drug Application for one or more product candidates; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Graphite, LENZ, the Merger or the concurrent private financing will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Graphite’s control. Graphite’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the Closing are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Graphite and LENZ to consummate the proposed Merger; (iii) risks related to Graphite’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Graphite stockholders and LENZ stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Graphite’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with LENZ’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) the risk that the private financing is not consummated upon the Closing; and (xv) the risk that Graphite stockholders receive more or less of the cash dividend than is currently anticipated, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Graphite’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, filed with the SEC, subsequent Quarterly Reports on Form 10-Q filed with the SEC, and in other filings that Graphite makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Graphite expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Graphite or LENZ.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving Graphite and LENZ and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, Graphite will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Graphite may file with the SEC and or send to Graphite’s shareholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF GRAPHITE ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRAPHITE, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Graphite with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Graphite with the SEC will also be available free of charge on Graphite’s website at www.graphitebio.com, or by contacting Graphite’s Investor Relations at investors@graphitebio.com.

Participants in the Solicitation

Graphite, LENZ, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Graphite’s shareholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Graphite is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 20, 2023 and amended on April 27, 2023, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of November 14, 2023, by and among Graphite Bio, Inc., Generate Merger Sub, Inc. and Lenz Therapeutics, Inc.

10.1	Form of Graphite Support Agreement

10.2	Form of LENZ Support Agreement

10.3	Form of Lock-Up Agreement

10.4*	Subscription Agreement, dated as of November 14, 2023

99.1	Joint Press Release, issued on November 15, 2023

99.2	Investor Presentation, dated November 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graphite Bio, Inc.

Date: November 15, 2023	By:	/s/ Kim Drapkin
Kim Drapkin Chief Executive Officer